Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes [Abstract]
Income Taxes

7.    INCOME TAXES

The detail of current and deferred income tax expense for the fiscal years ended March 31, 2010, 2011 and 2012 were as follows:

	2010	2011	2012
	(in millions)
Current:
Domestic	¥36,993	¥52,982	¥156,764
Foreign	53,659	70,292	79,313

Total	90,652	123,274	236,077

Deferred:
Domestic	304,054	293,450	171,889
Foreign	18,399	16,901	21,225

Total	322,453	310,351	193,114

Income tax expense	413,105	433,625	429,191
Income tax expense (benefit) reported in equity relating to:
Investment securities	344,757	(185,069)	116,997
Derivatives qualifying for cash flow hedges	(3,295)	(2,250)	235
Pension liability adjustments	157,720	(69,139)	(66,573)
Foreign currency translation adjustments	1,085	(2,032)	13,230

Total	500,267	(258,490)	63,889

Total	¥913,372	¥175,135	¥493,080

On November 30, 2011, the Japanese Diet enacted two tax related laws: "Amendment to the 2011 Tax Reform" and "Special Measures to Secure the Financial Resources to Implement the Restoration from The Great East Japan Earthquake." The changes under the new laws include a limitation on the use of net operating loss carryforwards to 80% of taxable income, a two-year increase in the carryforward period of certain net operating loss carryforwards to a nine-year period, and an approximately 5% reduction in the effective statutory rate of corporate income tax from 40.6% to 35.6%. While the reduction in the effective statutory rate was effective for fiscal years beginning on or after April 1, 2012, a temporary surtax levied on corporate income taxes to fund the earthquake recovery efforts caused the effective statutory rate of corporate income tax to be approximately 38.0% for the three year period between April 1, 2012 and March 31, 2015. The change in tax laws resulted in an increase of ¥77,997 million in income tax expense for the fiscal year ended March 31, 2012.

Reconciliation of Effective Income Tax Rate

Income taxes in Japan applicable to the MUFG Group are imposed by the national, prefectural and municipal governments, and in the aggregate resulted in a normal effective statutory rate of approximately 40.6% for the fiscal years ended March 31, 2010, 2011 and 2012. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation of the effective income tax rate reflected in the accompanying consolidated statements of income to the combined normal effective statutory tax rate for the fiscal years ended March 31, 2010, 2011 and 2012 are as follows:

	2010	2011	2012
Combined normal effective statutory tax rate	40.6%	40.6%	40.6%
Nondeductible expenses	0.2	0.3	0.2
Dividends from foreign subsidiaries	0.0	0.1	0.1
Foreign tax credit and payments	0.7	3.3	(2.1)
Lower tax rates applicable to income of subsidiaries	(0.7)	(0.6)	(0.5)
Change in valuation allowance	(5.8)	10.6	2.3
Realization of previously unrecognized tax effects of subsidiaries	(0.9)	(3.7)	0.0
Nontaxable dividends received	(0.1)	(2.7)	(3.4)
Undistributed earnings of subsidiaries	(1.6)	(1.5)	0.2
Tax and interest expense for uncertainty in income taxes	0.6	0.2	0.1
Expiration of loss carryforward	0.2	6.4	4.8
Effect of changes in tax laws	—	—	9.1
Other—net	(1.3)	(0.2)	(0.9)

Effective income tax rate	31.9%	52.8%	50.5%

Deferred Tax Assets and Liabilities

Deferred tax assets and liabilities are computed for each tax jurisdiction using currently enacted tax rates applicable to periods when the temporary differences are expected to reverse. The tax effects of the items comprising the MUFG Group's net deferred tax assets at March 31, 2011 and 2012 were as follows:

	2011	2012
	(in millions)
Deferred tax assets:
Allowance for credit losses	¥887,531	¥759,199
Operating loss carryforwards	259,183	186,800
Loans	2,785	9,031
Accrued liabilities and other	438,045	461,323
Premises and equipment, including sale-and-leaseback transactions	126,905	112,185
Derivative financial instruments	67,312	67,752
Investment securities (including trading account assets at fair value under fair value option)	209,673	—
Accrued severance indemnities and pension plans	169,349	206,329
Valuation allowance	(728,347)	(644,701)

Total deferred tax assets	1,432,436	1,157,918

Deferred tax liabilities:
Investment securities (including trading account assets at fair value under fair value option)	—	37,876
Intangible assets	164,291	123,027
Lease transactions	51,239	48,124
Other	50,418	39,509

Total deferred tax liabilities	265,948	248,536

Net deferred tax assets	¥1,166,488	¥909,382

The valuation allowance was provided primarily against deferred tax assets recorded at MUFG and its subsidiaries with operating loss carryforwards. The amount of valuation allowance is determined based on future reversals of existing taxable temporary differences and future taxable income exclusive of reversing temporary differences. Future taxable income is developed from forecasted operating results, based on recent historical trends and approved business plans, the eligible carryforward periods and other relevant factors. For certain subsidiaries where strong negative evidence exists, such as the existence of significant amounts of operating loss carryforwards, cumulative losses and the expiration of unused operating loss carryforwards in recent years, a valuation allowance was recognized against the deferred tax assets as of March 31, 2011 and 2012 to the extent that it is more likely than not that they will not be realized.

Income taxes are not provided on undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested in the operations of such subsidiaries. At March 31, 2011 and 2012, the undistributed earnings of such foreign subsidiaries amounted to approximately ¥26,378 million and ¥26,637 million, respectively. Determination of the amount of unrecognized deferred tax liabilities with respect to these undistributed earnings is not practicable because of the complexity associated with its hypothetical calculation including foreign withholding taxes and foreign tax credits. MUFG has neither plans nor the intention to dispose of investments in such foreign subsidiaries and, accordingly, does not expect to record capital gains or losses, or otherwise monetize the undistributed earnings of such foreign subsidiaries.

Operating Loss and Tax Credit Carryforwards

At March 31, 2012, the MUFG Group had operating loss carryforwards for corporate tax of ¥519,777 million and tax credit carryforwards of ¥1,324 million for tax purposes. Such carryforwards, if not utilized, are scheduled to expire as follows:

	Operating loss carryforwards	Tax credit carryforwards
	(in millions)
Fiscal year ending March 31:
2013	¥178,010	¥—
2014	27,904	—
2015	11,567	—
2016	—	—
2017	—	—
2018	37,574	103
2019 and thereafter	245,367	1,221
No definite expiration date	19,355	—

Total	¥519,777	¥1,324

Uncertainty in Income Tax

The following is a roll-forward of the MUFG Group's unrecognized tax benefits for the fiscal years ended March 31, 2010, 2011 and 2012:

	2010	2011	2012
	(in millions)
Balance at beginning of fiscal year	¥72,857	¥75,479	¥61,297
Gross amount of increases for current year's tax positions	2,771	406	455
Gross amount of decreases for current year's tax positions	—	(1,482)	(339)
Gross amount of increases for prior years' tax positions	15,208	9,113	2,887
Gross amount of decreases for prior years' tax positions	(5,506)	(8,698)	(312)
Net amount of changes relating to settlements with tax authorities	(6,695)	(4,434)	(2,515)
Decreases due to lapse of applicable statutes of limitations	(1,281)	(1,479)	(1,123)
Foreign exchange translation	(1,875)	(7,608)	(1,762)

Balance at end of fiscal year	¥75,479	¥61,297	¥58,588

The total amount of unrecognized tax benefits at March 31, 2010, 2011 and 2012 that, if recognized, would affect the effective tax rate are ¥27,192 million, ¥24,639 million and ¥9,170 million, respectively. The remainder of the uncertain tax positions have offsetting amounts in other jurisdictions or are temporary differences.

The MUFG Group classifies interest and penalties, if applicable, related to income taxes as Income tax expense. Accrued interest and penalties (not included in the "unrecognized tax benefits" above) are a component of Other liabilities. The following is a roll-forward of the interest and penalties recognized in the consolidated financial statements for the fiscal years ended March 31, 2010, 2011 and 2012:

	2010	2011	2012
	(in millions)
Balance at beginning of fiscal year	¥5,842	¥7,273	¥7,033
Total interest and penalties in the consolidated statements of income	4,490	585	27
Total cash settlements and foreign exchange translation	(3,059)	(825)	(126)

Balance at end of fiscal year	¥7,273	¥7,033	¥6,934

The MUFG Group is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates. The following are the major tax jurisdictions in which the MUFG Group operates and the status of years under audit or open to examination:

Jurisdiction	Tax years
Japan	2011 and forward
United States—Federal	2007 and forward
United States—California	2005 and forward
United States—New York	2001 and forward
United States—New York City	2001 and forward

The MUFG Group is currently under continuous examinations by the tax authorities in various domestic and foreign jurisdictions and many of these examinations are resolved every year. It is reasonably possible that the unrecognized tax benefits will decrease by approximately ¥16.6 billion during the next twelve months, since resolved items will be removed from the balance whether their resolution results in payment or recognition.

Income (loss) before Income Tax Expense

Income (loss) before income tax expense by jurisdiction for the fiscal years ended March 31, 2010, 2011 and 2012 was as follows:

	2010	2011	2012
	(in millions)
Domestic income	¥870,192	¥443,304	¥1,037,891
Foreign income (loss)	426,832	378,508	(187,949	)(1)

Total	¥1,297,024	¥821,812	¥849,942

Note:

(1)	An other-than-temporary impairment loss of Morgan Stanley's common stock was included in Foreign income (loss). See Note 2 for further details of an other-than-temporary impairment loss of Morgan Stanley's common stock.